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                                                                    Exhibit 23.1


                         [HENRY & PETERS, PC LETTERHEAD]


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Franklin Bank Corp.

We consent to the incorporation by reference in the Form 8-K of Franklin Bank Corp. of our report dated November 4, 2003, which report is incorporated by reference to Registration Statement No. 333-108026 of Franklin Bank Corp. on Form S-1, as amended.


/s/ HENRY & PETERS, P.C.
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Henry & Peters, P.C.